EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY
FIRST QUARTER 2024 RESULTS

DALLAS – April 8, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) reported today that the Company expects to report Occupancy of approximately 67% for the first quarter of 2024 with Average Daily Rate of approximately $191 resulting in RevPAR of approximately $128. This Comparable RevPAR reflects an approximate decrease of 1% compared to the first quarter of 2023.
Additionally, for the month of January 2024, Comparable RevPAR increased approximately 2.1% versus January 2023. For the month of February 2024, Comparable RevPAR decreased approximately 0.3% versus February 2023. For the month of March 2024, Comparable RevPAR decreased approximately 3.7% versus March 2023.
“Ashford Trust continues to benefit from increased corporate and group demand. While our March operating results were soft, which we directly attribute to the Easter Holiday shift, we expect to see a marked improvement for April,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Additionally, we remain focused on paying off our strategic corporate financing and have made meaningful progress towards our deleveraging plan. As we look to the remainder of 2024, we believe our high-quality, geographically diverse portfolio remains well-positioned to outperform.”
Further, as previously announced, the Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. Through March 31, 2024, the Company has 4,353,138 shares of its Series J non-traded preferred stock outstanding and 262,060 shares of its

Series K non-traded preferred stock outstanding raising approximately $114.6 million of gross proceeds.
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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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